Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION
December 29, 2021	CONTACT BENJAMIN BOCHNOWSKI
(219) 853-7575

FINWARD BANCORP AND ROYAL FINANCIAL, INC. ANNOUNCE
RECEIPT OF REGULATORY APPROVALS AND ELECTION DEADLINE

Munster, Indiana and Chicago, Illinois – Finward Bancorp (Nasdaq: FNWD) (the “Bancorp” or “Finward”), the holding company for Peoples Bank, and Royal Financial, Inc. (OTCQX: RYFL) (“Royal Financial”), the holding company for Royal Savings Bank, today jointly announced that the Indiana Department of Financial Institutions has approved the proposed merger of Royal Savings Bank with and into Peoples Bank.  In addition, Finward previously received the approval of the Federal Deposit Insurance Corporation for the merger of Royal Savings Bank with and into Peoples Bank, and the Federal Reserve Bank of Chicago previously approved Finward’s requested waiver from its application filing requirements.  The Illinois Department of Financial and Professional Regulation also has acknowledged receipt of all required notices, and has issued a letter of no objection to the establishment by Peoples Bank of foreign trust offices at the branches currently operated by Royal Savings Bank, in connection with the merger of Royal Savings Bank and Peoples Bank.  As a result, all regulatory approvals necessary for the consummation of the merger of Royal Financial into Finward, and the merger of Royal Savings Bank into Peoples Bank, have now been received.

“We are pleased to share the news that all appropriate bank regulators have approved the merger of Royal Savings Bank with Peoples Bank, and that we are on track to close the merger in January 2022,” said Benjamin J. Bochnowski, President and CEO of Finward.  “With these approvals, we enter the new year on target to achieve key strategic milestones.  Integration of our organizations is on track for early Q2 2022, as we create value for all of our stakeholders,” continued Bochnowski.

Leonard S. Szwajkowski, President and Chief Executive Officer of Royal Financial, stated, “We are pleased that the stockholder and merger approvals are complete and that we can now concentrate fully on the integration to provide a full commercial banking experience to our customer base and communities.  Throughout this merger process it has become even more clear we both share a cultural approach to community banking, focused on risk management and customer service.”

The merger is expected to be completed at the end of January 2022 and remains subject to the satisfaction of various closing conditions.

Additionally, Finward and Royal Financial announced that the election form and other materials necessary for Royal Financial stockholders to make their elections with respect to the merger consideration were first made available and mailed on December 28, 2021 to Royal Financial stockholders reflected in the records of Royal Financial as of December 20, 2021.  The election deadline for Royal Financial’s stockholders to elect the type of merger consideration they wish to receive is 5:00 p.m. Eastern Time on January 18, 2022.

The merger agreement provides that, in the aggregate, 65% of the outstanding shares of Royal Financial common stock will be converted into the right to receive shares of Finward common stock and the remaining 35% of the outstanding shares of Royal Financial common stock will be converted into the right to receive cash.  When the elections of all Royal Financial stockholders have been received, Broadridge Corporate Issuer Solutions, Inc., the exchange agent for the merger (the “Exchange Agent”), will determine the exact amount of cash and/or shares of Finward common stock to be distributed to Royal Financial stockholders based on their election choices and the proration procedures described in the merger agreement.

Royal Financial stockholders of record wishing to make an election must deliver to the Exchange Agent, a properly completed election form by the election deadline.  Royal Financial stockholders who hold their shares through a broker, bank, or other nominee should follow the instructions of their broker, bank, or nominee as to how to make a proper election and where to send the election materials.

About Finward Bancorp

Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank.  Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 22 locations in Lake and Porter Counties in Northwest Indiana and South Chicagoland.  Finward Bancorp’s common stock is listed on the Nasdaq Capital Market under the symbol FNWD.  The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.

About Royal Financial, Inc.

Royal Financial, Inc. is a bank holding company headquartered in Chicago, Illinois.  Royal Financial’s subsidiary, Royal Savings Bank, is a retail customer-oriented institution, operating from its main office in Chicago, Illinois, and eight branch offices in Chicago, Illinois, whose primary business activity is the origination of one- to four-family and commercial real estate loans funded with a variety of consumer deposit accounts.  Information about Royal Savings Bank’s products and services can be found on its website, www.RoyalBankweb.com.

Forward Looking Statements

This press release may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Finward.  For these statements, Finward claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Statements in this communication should be considered in conjunction with the other information available about Finward, including the information in the filings Finward makes with the SEC.  Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include: the ability to meet the closing conditions to the merger; delay in closing the merger; difficulties and delays in integrating Finward’s and Royal Financial’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Finward’s and Royal Financial’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Finward’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Finward or Royal Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Finward does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.